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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 20, 2003
                Date of report (Date of earliest event reported)

                                ALEXANDER'S, INC.
               (Exact name of registrant as specified in charter)

            DELAWARE                    NO. 001-06064          NO. 51-0100517
(State or other jurisdiction of    (Commission file number)    (IRS Employer
         incorporation)                                      Identification No.)

           888 SEVENTH AVENUE                                     10019
           NEW YORK, NEW YORK                                   (Zip Code)
(Address of principal executive offices)

                                 (212) 894-7000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         As previously disclosed in the Alexander's, Inc. (the "Company") Quarterly Report on Form 10-Q for the period ended September 30, 2003, the Company has reclassified its Flushing property from "held for sale" to "held and used" as the dispute regarding the closing of the sale of this property continues to be unresolved. In accordance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment and Disposal of Long-Lived Assets, the Company has updated its consolidated financial statements and financial statement Schedule III included in its Annual Report on Form 10-K for the year ended December 31, 2002 to reflect this reclassification. In addition, for ease of comparison, the Company has elected to re-issue Items 6 and 7 also included in the Annual Report. The reclassification has no effect on the Company's previously reported net income or net income per share for any period.

         Additionally, the Company has revised its presentation of funds from operations ("FFO") for the years ended December 31, 2002 and 2001 in order (i) to comply with the Securities and Exchange Commission's Regulation G concerning non-GAAP financial measures (Regulation G became effective subsequent to the filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2002), (ii) to adhere to the National Association of Real Estate Investment Trust's (NAREIT) definition of FFO and (iii) to disclose FFO on a comparable basis with the vast majority of other companies in the industry.

         The Company has not undertaken to update any other items of its Annual Report on Form 10-K for the year ended December 31, 2002 and, as such, all other items are unchanged.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.                              Description

  23.1            Consent of Deloitte & Touche LLP

  99.1 Item 6. Selected Financial Data; Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations; Item 8. Financial Statements and Supplementary Data; and Schedule III - Real Estate and Accumulated Depreciation

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ALEXANDER'S, INC.
                                   ---------------------------------------------
                                                    (Registrant)

                                   By: /s/ Joseph Macnow
                                       -----------------------------------------
                                       Name:  Joseph Macnow
                                       Title: Executive Vice President - Finance
                                              and Administration and Chief
                                              Financial Officer

Date: November 20, 2003

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